Exhibit 10.6(a)
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                           STANDARD FORM OF LOFT LEASE
                     The Real Estate Board of New York, Inc.
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Agreement  of Lease,  made as of this 1st day of December  1995,  between  PUBLE
N.V.,  having an address at 67 Irving Place,  NEW YORK,  NEW YORK 10003 party of
the  first  part,   hereinafter   referred  to  as  OWNER  and  PARADIGM   MUSIC
ENTERTAINMENT COMPANY, A DELAWARE CORPORATION having an address at 145 Glenlawn Avenue, Sea Cliff, New York 11579 party of the second part, hereinafter referred to as TENANT,

Witnesseth: Owner hereby lease to Tenant and Tenant hereby hires from Owner the entire Fourth (4) floor as shown on the floor plan set forth in Exhibit "A" attached hereto and made a part hereof.

in the building known as 67 Irving Place

in the borough of MANHATTAN, City of New York, for the term of Five (5) years

(or until such term shall sooner cease and expire as hereinafter provided) to commence on the 1st day of December nineteen hundred and ninety-five, and to end on the 30th day of November two thousand and both dates inclusive, at an annual rental rate of as set forth in Article 74 of the Riders attached hereto and made a part hereof, together with all other sums of money as shall become due and payable by Tenant to Landlord which Tenant agrees to pay in lawful money of the United States which shall be legal tender in payment of all debts and dues, public and private, at the time of payment, in equal monthly installments in advance on the first day of each month during said term, at the office of Owner or such other place as Owner may designate, without any set off or deduction whatsoever, except that Tenant shall pay the first monthly installment(s) on the execution hereof (unless this lease be a renewal).

     In the event that, at the commencement of the term of this lease, or thereafter. Tenant shall be in default in the payment of rent to Owner pursuant to the terms of another lease with Owner or with Owner's predecessor in interest, Owner may at Owner's option and without notice to Tenant add the amount of such arrears to any monthly installment of rent payable hereunder and the same shall be payable to Owner as additional rent.

     The parties hereto, for themselves, their heirs, distributees, executors, administrators, legal representatives, successors and assigns, hereby covenant as follows:

Rent:

1.   Tenant shall pay the rent as above and as hereinafter provided.

Occupancy:

2. Tenant shall use and occupy demised premises for Executive and General offices for Tenant's Business provided such use is in accordance with the certificate of occupancy for the building, if any, and for no other purpose.

Alterations: STRUCTURAL

     3. Tenant shall make no changes in or to the demised premises of any nature without Owner's prior written consent. Subject to the prior written consent of Owner, and to the provisions of this article, Tenant, at Tenant's expense may make alterations, installations, additions or improvements which are nonstructural and which do not affect utility services or plumbing and electrical lines, in or to the interior of the demised premises using contractors or mechanics first approved in each instance by Owner. Tenant shall, at its expense, before making any alteration, additions, installations or improvements obtain all permits, approval and certificates required by any governmental or quasi-governmental bodies and (upon completion) certificates of final approval thereof and shall deliver promptly duplicates of all such permits, approvals and certificates to Owner. Tenant agrees to carry and will cause Tenant's contractors and subcontractors to carry such workman's compensation, general liability, personal and property damage insurance as Owner may require. If any mechanic's lien is filed against the demised premises, or the building of which the same forms a part, for work claimed to have been done for, or materials furnished to, tenant, whether or not done pursuant to this article, the same shall be discharged by Tenant within thirty days thereafter, at Tenant's expense, by payment of filing the bond required by law or otherwise. All fixtures and all paneling, partitions, railings and like installations, installed in the premises at any time, either by Tenant or by Owner on Tenant's behalf, shall upon installation, become the property of Owner and shall remain upon and be surrendered with the demised premises unless Owner, by notice to Tenant no later than twenty days prior to the date fixes as the termination of this lease, elects to relinquish Owner's right thereto and to have them removed by Tenant, in which event the same shall be removed from the demised premises by Tenant prior to the expiration of the lease, at Tenant's expense. Nothing in this Article shall be construed to give Owner title to or to prevent Tenant's removal of trade fixtures, moveable office furniture and equipment, but upon removal of any such from the premises or upon removal of other installations as may be required by Owner, Tenant shall immediately and at its expense, repair and restore the premises to the condition existing prior to installation and repair any damage to the demised premises or the building due to such removal. All property permitted or required to be removed by Tenant at the end of the term remaining in the premises after Tenant's removal shall be deemed abandoned and may, at the election of Owner, either be retained as Owner's property or removed from the premises by Owner, at Tenant's expense.

Repairs:

     4. Owner shall maintain and repair the exterior of and the public portions of the building. Tenant shall, throughout the term of this lease, take good care of the demised premises including the bathrooms and lavatory facilities (if the demised premises encompass the entire floor of the building) and the windows and window frames and, the fixtures and appurtenances therein and at Tenant's sole cost and expenses promptly make all repairs thereto and to the building, whether structural or non-structural in nature, caused by or resulting from the carelessness, omission, neglect or improper conduct of Tenant, Tenant's servants, employees, invitees, or licensees, and whether or not arising from such tenant conduct or omission, when required by other provisions of this lease, including Article 6. Tenant shall also repair all damage to the building and the demises premises caused by the moving of Tenant's fixtures, furniture or equipment. All the aforesaid repairs shall be of quality or class equal to the original work or construction. If Tenant fails, after ten days notice, to proceed with due diligence to make repairs required to be made by tenant, the same may be made by the Owner at the expense of Tenant, and the expenses thereof incurred by Owner shall be collectible, as additional rent, after rendition of a bill or statement therefor. If the demised premises be or become infested with vermin, Tenant shall, at its expense, cause the same to be exterminated. Tenant shall give Owner prompt notice of any defective condition in any plumbing, heating system or electrical lines located in the demises premises and following such notice, Owner shall remedy the condition with due diligence, but at the expense of Tenant, if repairs are necessitated by damage or injury attributable to Tenant, Tenant's servants, agents, employees, invitees or licensees as aforesaid. Except as specifically provided in Article 9 or elsewhere in this lease, there shall be no allowance to the Tenant for a diminution of rental value and no liability on the part of Owner by reason of inconvenience, annoyance or injury to business arising from Owner, Tenant or others making or failing to make any repairs, alterations, additions or improvements in or to any portion of the building or the demised premises or in and to the fixtures, appurtenances or equipment thereof. It is specifically agreed that Tenant shall not be entitled to any set off or reduction of rent by reason of any failure of Owner to comply with the covenants of this or any other article of this lease. Tenant agrees that Tenant's sole remedy at law in such instance will be by way of any action for damages for breach of contract. The provisions of this Article 4 with respect to the making of repairs shall not apply in the case of fire or other casualty with regard to which Article 9 hereof shall apply.

Window Cleaning:

     5. Tenant will not clean nor require, permit, suffer or allow any window in the demised premises to be cleaned from the outside in violation of Section 202 of the New York State Labor Law or any other applicable law or of the Rules of the Board of Standards and Appeals, or of any other Board or body having or asserting jurisdiction.

Requirements of Law, Fire Insurance:

     6. Prior to the commencement of the lease term, if Tenant is then in possession, and at all times thereafter Tenant shall, at Tenant's sole cost and expense, promptly comply with all present and future laws, orders and regulations of all state, federal, municipal and local governments, departments, commissions and boards and any direction of any public officer pursuant to law, and all orders, rules and regulations of the New York Board of Fire Underwriters, or the Insurance Services Office, or any similar body which shall impose any violation, order or duty upon Owner or Tenant with respect to the demised premises, whether or not arising out of Tenant's use or manner of use thereof, or, with respect to the building, if arising out of Tenant's use or manner of use of the demised premises of the building (including the use permitted under the lease). Except as provided in Article 30 hereof, nothing herein shall require Tenant to make structural repairs or alterations unless Tenant has, by its manner of use of the demised premises or method of operation therein, violated any such laws, ordinances, orders, rules, regulations or requirements with respect thereto. Tenant shall not do or the demised premises the usual notices "To Let" and "For Sale" which notices Tenant shall permit to remain thereon without molestation. If Tenant is not present to open and permit an entry into the demised premises, Owner of Owner's agents may enter the same whenever such entry may be necessary or permissible by master key or forcibly and provided reasonable care is exercised to safeguard Tenant's property, such entry shall not render Owner or its agents liable therefor, nor in any event shall the obligations of Tenant hereunder be affected. If during the last month of the term Tenant shall have removed all or substantially all of Tenant's property therefrom. Owner may immediately enter, alter, renovate or redecorate the demised premises without limitation or abatement of rent, or incurring liability to Tenant for any compensation and such act shall have no effect on this lease or Tenant's obligation hereunder.

Rider to Article 6:

     Without limiting the general of this article 6, Landlord agrees that it will be responsible for causing the public areas of the building to comply with state, local and federal laws and orders.
Vault, Vault Space, Area:

     14. No Vaults, vault space or area, whether or not enclosed or covered, not within the property line of the building is leased hereunder anything contained in or indicated on any sketch, blue print or plan, or anything contained elsewhere in this lease to the contrary notwithstanding. Owner makes no representation as to the location of the property line of the building. All vaults and vault space and all such areas not within the property line of the building, which Tenant may be permitted to use and/or occupy, is to be used and/or occupied under a revocable license, and if any such license be revoked, or if the amount of such space or area be diminished or required by any federal, state or municipal authority or public utility, Owner shall not be subject to any liability nor shall Tenant be entitled to any compensation or diminution or abatement of rent, nor shall such revocation, diminution or requisition be deemed constructive or actual eviction. Any tax, fee or charge of municipal authorities for such vault or area shall be paid by Tenant, if used by Tenant, whether or not specifically leased hereunder.

Occupancy:

     15. Tenant will not at any time use or occupy the demised premises in violation of the certificate of occupancy issued for the building of which the demised premises are a part. Tenant has inspected the premises and accepts them as is, subject to the riders annexed hereto with respect to Owner's work, if any. In any event, Owner makes no representation as to the condition of the premises and Tenant agrees to accept the same subject to violations, whether or not of record. If any governmental license or permit shall be required for the proper and lawful conduct of Tenant's business, Tenant shall be responsible for and shall procure and maintain such license or permit. A copy of C of O is attached as Exhibit "B"

Bankruptcy:

     16. (a) Anything elsewhere in this lease to the contrary notwithstanding, this lease may be cancelled by Owners by sending of a written notice to Tenant within a reasonable time after the happening of any one or more of the following events: (1) the commencement of a case in bankruptcy or under the laws of any state naming Tenant as the debtor; or (2) the making by Tenant of an assignment or any other arrangement for the benefit of creditors under any state statute. Neither Tenant nor any person claiming through or under Tenant, or by reason of any statute or order of court, shall thereafter be entitled to possession of the premises demised but shall forthwith quit and surrender the premises. If this lease shall be assigned in accordance with its terms, the provisions of this
Article 16 shall be applicable only to the party then owning Tenant's interest in this lease.

     (b) It is stipulated and agreed that in the event of the termination of this lease pursuant to (a) hereof, Owner shall forthwith, notwithstanding any other provisions of this lease to the contrary, be entitled to recover from Tenant as and for liquidated damages an amount equal to the difference between the rental reserved hereunder for the unexpired portion of the term demised and the fair and reasonable rental value of the demised premises for the same period. In the computation of such damages the difference between any installment of rent becoming due hereunder after the date of termination and the fair and reasonable rental value of the demised premises for the period for which such installment was payable shall be discounted to the date of termination at the rate of four percent (4%) per annum. If such premises or any part thereof be relet by the Owner for the unexpired term of said lease, or any part thereof, before presentation of proof of such liquidated damages to any court, commission or tribunal, the amount of rent reserved upon such reletting shall be deemed to be the fair and reasonable rental value for the part or the whole of the premises so re-let during the term of the re-letting. Nothing herein contained shall limit or prejudice the right of the Owner to prove for and obtain as liquidated damages by reason of such termination, an amount equal to the maximum allowed by any statute or rule or law in effect at the time when, and governing the proceedings in which, such damages are to be proved, whether or not such amount be greater, equal to, or less than the amount of the difference referred to above.

Default:

     17. (1) If Tenant defaults in fulfilling any of the covenants of this lease other than the covenants for the payment of rent or additional rent; or if the demised premises becomes vacant or deserted "or if this lease be rejected under ss.235 of Title 11 of the U.S. Code (bankruptcy code);" or if any execution or attachment shall be issued against Tenant or any of Tenant's property whereupon the demised premises shall be taken or occupied by someone other than Tenant; or if Tenant shall make default with respect to any other lease between Owner and Tenant; or if Tenant shall have failed, after five (5) days written notice, to redeposit with Owner any portion of the security deposited hereunder which Owner has applied to the payment of any rent and additional rent and additional rent due and payable hereunder or failed to move into or take possession of the premises within thirty (30) days after the commencement of the term of this lease, of which fact Owner shall be the sole judge; then in any other or more of such events, upon Owner serving a written fifteen (15) days notice upon Tenant specifying the nature of said default and upon the expiration of said fifteen
(15) days, if Tenant shall have failed to comply with or remedy such default, or if the said default or omission complained of shall be of a nature that the same cannot be completely cured or remedied within said fifteen (15) day period, and if Tenant shall not have diligently commenced during such default, then Owner may serve a written five (5) days' notice of cancellation of this lease upon Tenant, and upon the expiration of said five (5) days this lease and the term thereunder shall end and expire as fully and completely as if the expiration of such five (5) day period were the day herein definitely fixed for the end and expiration of this lease and the term hereof and Tenant shall then quit and surrender the demised premises to Owner but Tenant shall remain liable as hereinafter provided.

     (2) If the notice provided for in (1) hereof shall have been given, and the term shall expire as aforesaid; or if Tenant shall make default in the payment of the rent reserved herein or any item of additional rent herein mentioned or any part of either or in making any other payment herein required; then and in any of such events Owner may without notice, re-enter the demised premises either by force or otherwise, and dispossess Tenant by summary proceedings or otherwise, and the legal representative of Tenant or other occupant of demised premises and remove their effects and hold the premises as if this lease had not been made, and Tenant hereby waives the service of notice of intention to re-enter or to institute legal proceedings to that end. If Tenant shall make default hereunder prior to the date fixed as the commencement of any renewal or extension of this lease, Owner may cancel and terminate such renewal or extension agreement by written notice.

Remedies of Owner and Waiver of Redemption:

     18. In case of any such default, re-entry, expiration and/or dispossess by summary proceedings or otherwise, (a) the rent, and additional rent, shall become due thereupon and be paid up to the time of such re-entry, dispossess and/or expiration, (b) Owner may re-let the premises or any part or parts thereof, either in the name of Owner or otherwise, for a term or terms, which may at Owner's option be less than or exceed the period which would otherwise have constituted the balance of the term of this lease and may grant concessions or free rent or charge a higher rental than that in this lease, (c) Tenant or the legal representatives of Tenant shall also pay Owner as liquidated damages for the failure of Tenant to observe and perform said Tenant's covenants herein contained, any deficiency between the rent hereby reserved and or covenanted to be paid and the net amount, if any, of the rents collected on account of the subsequent lease or leases of the demised premises for each month of the period which would otherwise have constituted the balance of the term of this lease. The failure of Owner to re-let the premises or any part or parts therefor shall not release or affect Tenant's liability for damages. In computing such liquidated damages there shall be added to the said deficiency such expenses as Owner may incur in connection with re-letting, such as legal expenses, reasonable attorney's fees, brokerage, advertising and for keeping the demised premises in good order or for preparing the same for reletting. Any such liquidated damages shall be paid in monthly installment by Tenant on the rent day specified in this lease and any suit brought to collect the amount of the deficiency for any month shall not prejudice in any way the rights of Owner to collect the deficiency for any subsequent month by a similar proceeding. Owner, in putting the demised premises in good order or preparing the same for re-rental may, at Owner's option, make such alterations, repairs, replacements, and/or decorations in the demised premises as Owner, in Owner's sole judgment, considers advisable and necessary for the purpose of re-letting the demised premises, and the making of such alterations, repairs, replacements, and/or decorations shall not operate or be construed to release Tenant from liability hereunder as aforesaid. Owner shall in no event be liable in any way whatsoever for failure to re-let the demised premises or in the event that the demised premises are re-let, for failure to collect the rent thereof under such re-letting, and in no event shall Tenant be entitled to received any excess, if any, of such net rents collected over the sums payable by Tenant to Owner hereunder. In the event of a breach or threatened breach by Tenant of any of the covenants or provisions hereof, Owner shall have the right of injunction and the right to invoke any remedy allowed at law or in equity as if re-entry, summary proceedings and other remedies were not herein provided for. Mention in this lease of any particular remedy, shall not preclude Owner from any other remedy, in law or in equity. Tenant hereby expressly waives any and all rights or redemption granted by or under any present or future laws.

Fees and Expenses:

     19. If Tenant shall default in the observance or performance of any term or covenant on Tenant's part to be observed or performed under or by virtue of any of the terms or provisions in any article of this lease, after notice if required and upon expiration of any applicable grace period if any, (except in an emergency), then, unless otherwise provided elsewhere in this lease, Owner may immediately or at any time thereunder and without notice perform the obligations of Tenant thereunder. If Owner, in connection with the foregoing or in connection with any default by Tenant in the covenant to pay rent hereunder, makes any expenditures or incurs any obligations for the payment of money, including but not limited to reasonable attorney's fees, in instituting, prosecuting or defending any action or proceedings, and prevails in any such action or proceeding, then Tenant will reimburse Owner for such sums so paid or obligations incurred with interest and costs. The foregoing expenses incurred by reason of Tenant's default shall be deemed to be additional rent hereunder and shall be paid by Tenant to Owner within ten (10) days of rendition of any bill or statement to Tenant therefor. If Tenant's lease term shall have expired at the time of making of such expenditures or incurring of such obligations, such sums shall be recoverable by Owner as damages.

Building Alterations and Management:

     20. Owner shall have the right at any time without the same constituting an eviction and without incurring liability to Tenant therefor to change the arrangement and or location of public entrances, passageways, doors, doorways, corridors, elevators, stairs, toilets or other public parts of the building and to change the name, number or designation by which the building may be known. There shall be no allowance to Tenant for diminution of rental value and no liability on the part of Owner by reason of inconvenience, annoyance or injury to business arising from Owner or other Tenant making any repairs in the building or any such alterations, additions and improvements. Furthermore, Tenant shall not have any claim against Owner by reason of Owner's imposition of any controls of the manner of access to the building by Tenant's social or business visitors as the Owner may deem necessary for the security of the building and its occupants.

No Representations by Owner:

     21. Neither Owner nor Owner's agents have made any representations or promises with respect to the physical condition of the building, the land, upon which it is erected or the demised premises, the rents. Leases, expenses of operation or any other matter or thing affecting or related to the demised premises or the building except as herein expressly set forth and no rights, easements or licenses are acquired by Tenant by implication or otherwise except as expressly set forth in the provisions of this lease. Tenant has inspected the building and the demised premises and is thoroughly acquainted with their condition and agrees to take the same "as is" on the date possession is tendered and acknowledges that the taking of possession of the demised premises by Tenant shall be conclusive evidence that the said premises and the building of which the same form a part were in good and satisfactory condition at the time such possession was so taken, except as to latent defects. All understandings and agreements heretofore made between the parties hereto are merged in this contract, which alone fully and completely expresses the agreement between Owner and Tenant and any executory agreement hereafter made shall be ineffective to change, modify, discharge or effect an abandonment of it in whole or in part, unless such executory agreement is in writing and signed by the party against whom enforcement of the change, modification, discharge or abandonment is sought.

End of Term:

     22. Upon the expiration or other termination of the term of this lease, Tenant shall quit and surrender to Owner the demised premises, broom clean, in good order and condition, ordinary wear and damages which Tenant is not required to repair as provided elsewhere in this lease excepted, and Tenant shall remove all its property from the demised premises. Tenant's obligation to observe or perform this covenant shall survive the expiration or other termination of this lease. If the last day of the term of this Lease or any renewal thereof, falls on Sunday, this lease shall expire at noon on the preceding Saturday unless it be a legal holiday in which case it shall expire at noon on the preceding business day.

Quiet Enjoyment:

     23. Owner covenants and agrees with Tenant that upon Tenant paying the rent and additional rent and observing and performing all the terms, covenants and conditions, on Tenant's part to be observed and performed, Tenant may peaceably and quietly enjoy the premises hereby demised, subject, nevertheless, to the terms and conditions of this lease including, but not limited to, Article 34 hereof and to the ground leases, underlying leases and mortgages hereinbefore mentioned.

Failure to Give Possession:

     24. If Owner is unable to give possession of the demised premises on the date of the commencement of the term hereof, because of the holding-over or retention of possession of any tenant, undertenant or occupants or if the demised premises are located in a building being constructed, because such building has not been sufficiently completed to make the premises ready for occupancy or because of the fact that a certificate of occupancy has not been procured or if Owner has not completed any work required to be performed by Owner, or for any other reason, Owner shall not be subject to any liability for failure to give possession on said date and the validity of the lease shall not be impaired under such circumstance, nor shall the same be construed in any wise to extend the term of this lease, but the rent payable hereunder shall be abated (provided Tenant is not responsible for Owner's inability to obtain possession or complete any work required) until after Owner shall have given Tenant notice that Owner is able to deliver possession in the condition required by this lease. If permission is given to Tenant to enter into the possession of the demised premises or to occupy premises other than the demised premises prior to the date specified as the commencement of the term of this lease, Tenant covenants and agrees that such possession and/or occupancy shall be deemed to be under all the terms, covenants, conditions and provisions of this lease, except the obligation to pay the fixed annual rent set forth in page one of this lease. The provisions of this article are intended to constitute "an express provision to the contrary" within the meaning of Section 223-a of the New York Real Property Law.

No Waiver:

     25. The failure of Owner to seek redress for violation of, or to insist upon the strict performance of any covenant or condition of this lease or of any of the Rules or Regulations, set forth or hereafter adopted by Owner, shall not prevent a subsequent act which would have originally constituted a violation from having all the force and effect of an original violation. The receipt by Owner of rent with knowledge of the breach of any covenant of this lease shall not be deemed a waiver of such breach and no provision of this lease shall be deemed to have been waived by Owner unless such waiver be in writing signed by Owner. No payment by Tenant or receipt by Owner of a lesser amount than the monthly rent herein stipulated shall be deemed to be other than on account of the earliest stipulated rent, nor shall any endorsement or statement of any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction, and Owner may accept such check or payment without prejudice to Owner's right to recover the balance of such rent or pursue any other remedy in this lease provided. All checks tendered to Owner as and for the rent of the demised premises shall be deemed payments for the account of Tenant. Acceptance by Owner of rent from anyone other than Tenant shall not be deemed to operate as an attornment to Owner by the payor of such rent or as a consent by Owner to an assignment or subletting by Tenant of the demised premises to such payor, or as a modification of the provision of this lease. No act or thing done by Owner or Owner's agents during the term hereby demised shall be deemed an acceptance of a surrender of said premises and not agreement to accept such surrender shall be valid unless in writing signed by Owner. No employee of Owner or Owner's agent shall have any power to accept the keys of said premises prior to the termination of the lease and the delivery of keys to any such agent or employee shall not operate as a termination of the lease or a surrender of the premises.

Waiver of Trial by Jury:

     26. It is mutually agreed by and between Owner and Tenant that he respective parties hereto shall and they hereby do waive trial by jury in any action, proceeding or counterclaim brought by either of the parties hereto against the other (except for personal injury or property damage) on any matters whatsoever arising out of or in any way connected with this lease, the relationship of Owner and Tenant, Tenant's use of or occupancy of said premises, and any emergency statutory or any other statutory remedy. It is further mutually agreed that in the event Owner commences any proceeding or action for possession including a summary proceeding for possession of the premises, Tenant will not interpose any counterclaim of whatever nature or description in any such proceeding including a counterclaim under Article 4 except for statutory mandatory counterclaims.

Inability to Perform:

     27. This Lease and the obligation of Tenant to pay rent hereunder and perform all of the other covenants and agreements hereunder on part of Tenant to be performed shall in no wise be affected, impaired or excused because Owner is unable to fulfill any of its obligations under this lease or to supply or is delayed in supplying any service expressly or impliedly to be supplied or is unable to make, or is delayed in making any repair, additions, alterations or decorations or is unable to supply or is delayed in supplying any equipment, fixtures or other materials if Owner is prevented or delayed from doing so by reason of strike or labor troubles or any cause whatsoever beyond Owner's sole control including, but not limited to, government preemption or restrictions or by reason of any rule, order or regulation of any department or subdivision thereof of any government agency or by reason of the conditions which have been or are affected, either directly or indirectly, by war or other emergency.

Bills and Notices:

     28. Except as otherwise in this lease provided, a bill statement, notice or communication which Owner may desire or be required to give to Tenant, shall be deemed sufficiently given or rendered if, in wiring, delivered to Tenant personally or sent by registered or certified mail addressed to Tenant at the building of which the demised premises form a part or at the last known residence address or business address of Tenant or left at any of the aforesaid premises addressed to Tenant, and the time of the rendition of such bill or statement and of the giving of such notice or communication shall be deemed to be the time when the same is delivered to Tenant, mailed, or left at the premises as herein provided. Any notice by Tenant to Owner must be served by registered or certified mail addressed to Owner at the address first hereinabove given or at such other address as Owner shall designate by written notice.

Water Charges:

     29. If the Tenant requires, uses or consumes water for any purpose in addition to ordinary lavatory purposes (of which fact Tenant constitutes Owner to be the sole judge) Owner may install a water meter and thereby measure Tenant's water consumption for all purposes. Tenant shall pay Owner for the cost of the meter and the cost of the installation, thereof and throughout the duration of Tenant's occupancy Tenant shall keep said meter and installation equipment in good working order and repair at Tenant's own cost and expense in default of which Owner may cause such meter and equipment to be replaced or repaired and collect the cost thereof from tenant, as additional rent. Tenant agrees to pay for water consumed, as shown on said meter as and when bills are rendered, and on default in making such payment Owner may pay such charges and collect the same from Tenant, as additional rent. Tenant covenants and agrees to pay, as additional rent, the sewer rent, charge or any other tax, rent, levy or charge which now or hereafter is assessed, imposed or a lien upon the demised premises or the realty of which they are part pursuant to law, order or regulation made or issued in connection with the use, consumption, maintenance or supply of water, water system or sewage or sewage connection or system. If the building or the demised premise or any part thereof is supplied with water through a meter through which water is also supplied to other premises Tenant shall pay to Owner, as additional rent, on the first day of each month. 9.54% ($ 10.00)of the total meter charges as Tenant's portion. Independently of and in addition to any of the remedies reserved to Owner hereinabove or elsewhere in this lease, Owner may sue for and collect any monies to be paid by Tenant or paid by Owner of any of the reasons or purposes hereinabove set forth.

Sprinklers:

     30. Anything elsewhere in this lease to the contrary notwithstanding, if the New York Board of Fire Underwriters or the New York Fire Insurance Exchange or any bureau, department or official of the federal, state or city government recommend or require the installation of a sprinkler system or that any changes, modifications, alterations, or additional sprinkler heads or other equipment be made or supplied in an existing sprinkler system by reason of Tenant's business, or the location of partitions, trade fixtures, or other contents of the demised premises, or for any other reason, or if any such sprinkler system installations, modifications alterations, additional sprinkler heads or other such equipment, become necessary to prevent the imposition of a penalty or charge against the full allowance for a sprinkler system in the fire insurance rate set by any said Exchange or by any fire insurance company, Tenant shall, at Tenant's expense, promptly make such sprinkler system installations, changes, modifications, alterations, and supply additional sprinkler heads or other equipment as required whether the work involved shall be structural or non-structural in nature. Tenant shall pay to Owner as additional rent the sum of $ 10.00, on the first day of each month during the term of this lease, as Tenant's portion of the contract price for sprinkler supervisory service.

Elevators, Heat, Cleaning:

     31. As long as Tenant is not in monetary default under any of the covenants of this lease beyond the applicable grace period provided in this lease for the curing of such defaults, Owner shall: (a) provide necessary passenger elevator facilities on business days from 8 a.m. to 6 p.m. and on Saturdays from 8 a.m. to 1 p.m.; (b) if freight elevator service is provided, same shall be provided only on regular business days Monday through Friday inclusive, and on those days only between the hours of 9 a.m. and 12 noon and between 1 p.m. and 5 p.m.; (c) furnish heat, water and other services supplied by Owner to the demised premises, when and as required by law, on business days from 8 a.m. to 6 p.m. and on Saturdays from 8

-------------------------------------------
[GRAPHIC] Space to be filled in or deleted.

a.m to 1 p.m.; (d) clean the public halls and public portions of the building which are used in common by all tenants. Tenant shall, at Tenant's expense, keep the demised premises, including the windows clean and in order, to the reasonable satisfaction of Owner, and for that purpose shall employ persons or persons, or corporation approved by Owner. Tenant shall pay to Owner the cost of removal of any of Tenant's refuse and rubbish from the building. Bills for the same shall be rendered by Owner to Tenant at such time as Owner may elect and shall be due an payable hereunder, and the amount of such bills shall be deemed to be, and be paid as, additional rent. Tenant shall, however, have the option of independently contracting for the removal of such rubbish and refuse in the event that Tenant does not wish to have same done by employees of Owner. Under such circumstances, however, the removal of such refuse and rubbish by others shall be subject to such rules and regulations as, in the judgment of Owner, are necessary for the proper operation of the building. Owner reserves the right to stop service of the heating, elevator, plumbing and electric systems, when necessary, by reason of accident, or emergency, or for repairs, alterations, replacements or improvements, in the judgment of Owner desirable or necessary to be made, until said repairs, alterations, replacements or improvements shall have been completed. If the building of which the demised premises are a part supplies manually operated elevator service, Owner may proceed diligently with alterations necessary to substitute automatic control elevator service without in any way affecting the obligations of Tenant hereunder.

Security:

     32. Tenant has deposited with Owner the sum of $* as security for the faithful performance and observance by Tenant of the terms, provisions and conditions of this lease; it is agreed that in the event Tenant defaults in respect of any of the terms, provision and conditions of this lease, including, but not limited to, the payment of rent and additional rent, Owner may use, apply or retain the whole or any part of the security so deposited to the extent required for the payment of any rent and additional rent or any other sum as to which Tenant is in default or for any sum which Owner may expend or may be required to expend by reason of Tenant's default in respect of any of the terms, covenants and conditions of this lease, including but not limited to, any damages or deficiency in the reletting of the premises, whether such damages or deficiency accrued before or after summary proceedings or other re-entry by Owner. In the event that Tenant shall fully and faithfully comply with all of the terms, provision, covenants and conditions of this lease, the security shall be returned to Tenant after the date fixed as the end of the Lease and after delivery of entire possession of the demised premises to Owner. In the event of a sale of the land and building or leasing of the building, of which the demised premises form a part, Owner shall have the right to transfer the security to the vendee or lessee and Owner shall thereupon be released by Tenant from all liability for the return of such security; and Tenant agrees to look to the new Owner solely for the return of said security, and it is agreed that the provisions hereof shall apply to every transfer or assignment made of the security to a new Owner. Tenant further covenants that it will not assign or encumber or attempt assign or encumber the monies deposited herein as security and that neither Owner nor its successors or assigns shall be bound by any such assignment, encumbrance, attempted assignment or attempted encumbrance.

* See Article 59 of Riders

Captions:

     33. The Captions are inserted only as a matter of convenience and for reference and in no way define, limit or describe the scope of this lease nor the intent of any provision thereof.

Definitions:

     34. The term "Owner" as used in this lease means only the owner of the fee or of the leasehold of the building, or the mortgagee in possession, for the time being of the land and building (or the owner of a lease of the building or of the land and building) of which the demised premises form a part, so that in the event of any sale or sales or said land and building or of said lease, or in the event of a lease of said building, or of the land and building, the said Owner shall be and hereby is entirely freed and relieved of all covenants and obligations of Owner hereunder, and it shall be deemed and construed without further agreement between the parties or their successors in interest, or between the parties and the purchaser, at any such sale, or the said lessee of the building, or of the land and building, that the purchaser or the lessee of the building has assumed and agreed to carry out any and all covenants and obligations of Owner hereunder. The words "re-enter" and "re-entry" as used in this lease are not restricted to their technical legal meaning. The term "rent" includes the annual rental rate whether so expressed or expressed in monthly installments, and "additional rent." "Additional rent" means all sums which shall be due to Owner from Tenant under this lease, in addition to the annual rental rate. The term "business days" as used in this lease, shall exclude Saturdays, Sundays and all days observed by the State or Federal Government as legal holidays and those designated as holidays by the applicable building service union employees service contract or by the applicable Operating Engineers contract with respect to HVAC service. Whenever it expressly provided in this lease that consent shall not be unreasonably delayed.

Adjacent Excavation-Shoring:

     35. If an excavation shall be made upon land adjacent to the demised premises, or shall be authorized to be made, Tenant shall afford to the person causing or authorized to cause such excavation, license to enter upon the demised premises for the purpose of doing such work as said person shall deem necessary to preserve the wall or the building of which demised premises form a part from injury or damage and to support the same by proper foundations without any claim for damages or indemnity against Owner, or diminution or abatement of rent.

Rules and Regulations:

     36. Tenant and Tenant's servants, employees, agents, visitors, and licensees shall observe faithfully, and comply strictly with, the Rules and Regulations annexed hereto and such other and further reasonable Rules and Regulations as Owner or Owner's agents may from time to time adopt. Notice of any additional rules or regulations shall be given in such manner as Owner may elect. In case tenant disputes the reasonableness of any additional Rule or Regulation hereafter made or adopted by Owner or Owner's agents, the parties hereto agree to submit the question of the reasonableness of such Rule or Regulation for decision to the New York office of the American Arbitration Association, whose determination shall be final and conclusive upon the parties hereto. The right to dispute the reasonableness of any additional Rule or Regulation upon tenant's part shall be deemed waived unless the same shall be asserted by service of a notice, in writing upon Owner within fifteen (15) days after the giving of notice thereof. Nothing in this lease contained shall be construed to impose upon Owner any duty or obligation to enforce the Rules and Regulations or terms, covenants or conditions in any other lease, as against any other tenant and Owner shall not be liable to Tenant for violation of the same by any other tenant, its servants, employees, agents, visitors or licensees.

Glass:

     37. Owner shall replace, at he expense of the Tenant, any and all plate and other glass damaged or broken as a result of Tenant's actions in and about the demised premises.

Estoppel Certificate:

     38. Tenant, at any time, and from time to time, upon at least 10 days' prior notice by Owner, shall execute, acknowledge and deliver to Owner, and/or to any other person, firm or corporation specified by Owner, a statement certifying that this Lease is unmodified in full force and effect (or, if there have been modifications, that the same is in full force and effect as modified and stating the modifications), stating the dates to which the rent and additional rent have been paid, and stating whether or not there exists any default by Owner under this Lease, and, if so, specifying each such default.

Directory Board Listing:

     39. If, at the request of and as accommodation to Tenant, Owner shall place upon the directory board in the lobby of the building, one or more names of persons other than Tenant, such directory board listing shall not be construed as the consent by Owner to an assignment or subletting by Tenant to such person or persons.

Successors and Assigns:

     40. The covenants, conditions and agreements contained in this lease shall bind and inure to the benefit of Owner and Tenant and their respective heirs, distributees, executors, administrators, successors, and except as otherwise provided in this lease, their assigns. Tenant shall look only to Owner's estate and interest in the land and building for the satisfaction of Tenant's remedies for the collection of a judgment (or other judicial process) against Owner in the event of any default by Owner hereunder, and no other property or assets of such Owner (or any partner, member, officer or director thereof, disclosed or undisclosed), shall be subject to levy, execution or other enforcement procedure for the satisfaction of Tenant's remedies under or with respect to this lease, the relationship of Owner and tenant hereunder, or Tenant's use and occupancy of the demised premises.

-------------------------------------------
[GRAPHIC] Space to be filled in or deleted.


In Witness Whereof, Owner and Tenant have respectively signed and sealed this lease as of the day and year first above written.



Witness for Owner:                        Puble N.V                        CORP.
                                                                           SEAL


                                          /s/ C. Lapas
-------------------------------           --------------------------------------
                                          BY: C. Lapas Manager            [L.S.]


                                          PARADIGM MUSIC ENTERTAINMENT CO. CORP.
Witness for Tenant                        --------------------------------------
                                                                           SEAL

                                          /s/ Thomas McPartland
-------------------------------           --------------------------------------
                                          BY: Thomas McPartland           [L.S.]


                                          ITS: Pres & CEO

                                 ACKNOWLEDGMENTS

Corporate Tenant
State of New York,                          ss:
County of

     On this 30th day of November, 1995, before me personally came Thomas McPartland to me known, who being by the duly sworn, did depose and say that he resides in 67 Irving Place, New York, New York that he is the president and CEO of Paradigm Music the corporation described in and which executed the foregoing instrument, as TENANT; that he knows the seal of said Corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation, and that he signed his name thereto by like order.

                                             /s/ Valerie Marcus
                                             -----------------------------------

           VALERIE MARCUS
  Notary Public. State of New York
           No. 31-4946624
    Qualified in New York County
Commission Expires February 8, 1997

INDIVIDUAL TENANT
STATE OF NEW YORK,                          ss:
County of

         On this day of          , 19 , before me  personally
came to be known and known to me to be the individual described in and who, as TENANT, executed the foregoing instrument and acknowledged to me that he executed the same.


                                             -----------------------------------

                             IMPORTANT - PLEASE READ

                     RULES AND REGULATIONS ATTACHED TO AND
                          MADE A PART OF THIS LEASE IN
                          ACCORDANCE WITH ARTICLE 36.

     1. The sidewalks, entrances, driveways, passages, courts, elevators, vestibules, stairways, corridors or halls shall not be obstructed or encumbered by any Tenant or used for any purpose other than for ingress or egress from the demised premises and for delivery of merchandise and equipment in a prompt and efficient manner using elevators and passageways designated for such delivery by Owner. There shall not be used in any space, or in the public hall of the building, either by any Tenant or by jobbers or others in the delivery or receipt of merchandise, any hand trucks, except those equipped with rubber tires and sideguards. If said premises are situated on the ground floor of the building, Tenant thereof shall further, at Tenant's expense, keep the sidewalk and curb in front of said premises clean and free from ice, snow, dirt and rubbish.

     2. The water and wash closets and plumbing fixtures shall not be used for any purposes other than those for which they wee designed or constructed and no sweepings, rubbish, rags, acids or other substances shall be deposited therein, and the expense of any breakage, stoppage, or damage resulting from the violation of this rule shall be borne by the Tenant who, or whose clerks, agents, employees or visitors, shall have caused it.

     3. No carpet, rug or other article shall be hung or shaken out of any window of the building; and no Tenant shall sweep or throw or permit to be swept or thrown from the demised premises any dirt or other substances into any of the corridors of halls, elevators, or out of the doors or windows or stairways of the building and Tenant shall not use, keep or permit to be used or kept any foul or noxious gas or substance in the demised premises, or permit or suffer the demised premises to be occupied or used in a manner offensive or objectionable to Owner or other occupants of the buildings by reason of noise, odors, and or vibrations, or interfere in any way, with other Tenants or those having business therein, nor shall any bicycles, vehicles, animals fish, or birds be kept in or about the building. Smoking or carrying lighted cigars or cigarettes in the elevators of the building is prohibited.

     4. No awnings or other projections shall be attached to the outside walls of the building without the prior written consent of Owner.

     5. No sign, advertisement, notice or other lettering shall be exhibited, inscribed, painted or affixed by any Tenant on any part of the outside of the demised premises or the building or on the inside of the demised premises if the same is visible from the outside of the premises without the prior written consent of Owner, except that the name of Tenant may appear on the entrance door of the premises. In the event of the violation of the foregoing by any Tenant, Owner may remove same without any liability and may charge the expense incurred by such removal to Tenant or Tenants violating this rule. Interior signs on doors and directory tablet shall be inscribed, painted or affixed for each Tenant by Owner at the expense of such Tenant, and shall be of a size, color and style acceptable to Owner.

     6. No tenant shall mark, paint, drill into, or in any way deface any part of the demised premises or the building of which they form a part. No boring, cutting or stringing of wires shall be permitted, except with the prior written consent of Owner, and as Owner may direct. No Tenant shall lay linoleum, or other similar floor covering, so that the same shall come in direct contact with the floor of the demised premises, and, if linoleum or other similar floor covering is desired to be used an interlining of builder's deadening felt shall be first affixed to the floor, by a paste or other material, soluble in water, the use of cement or other similar adhesive material being expressly prohibited.

     7. No additional locks or bolts of any kind shall be placed upon any of the doors or windows by any Tenant, nor shall any changes be made in existing locks or mechanism thereof. Each Tenant must, upon the termination of his Tenancy, restore to owner all keys of stores, offices and toilet rooms, either furnished to, or otherwise procured by, such Tenant, and in the event of the loss of any keys, so furnished, such Tenant shall pay to Owner the cost thereof.

     8. Freight, furniture, business equipment, merchandise and bulky matter of any description shall be delivered to and removed from the premises only on the freight elevators and through the service entrances and corridors, and only during hours and in a manner approved by Owner. Owner reserves the right to inspect all freight to be brought into the building and to exclude from the building all freight which violates any of these Rules and Regulation of the lease of which these Rules and Regulations are a part.

     9. No Tenant shall obtain for use upon the demised premises ice, drinking water, towel and other similar services, or accept barbering or bootblacking services in the demised premises, except from persons authorized by Owner, and at hours and under regulations fixed by owner. Canvassing, soliciting and peddling in the building is prohibited and each Tenant shall cooperate to prevent the same.

     10. Owner reserves the right to exclude from the building all persons who do not present a pass to the building signed by Owner. Owner will furnish passes to persons for whom any Tenant requests same in writing. Each Tenant shall be responsible for all persons for whom he request such pass and shall be liable to owner for all acts of such persons. Notwithstanding the foregoing, Owner shall not be required to allow Tenant or any person to enter or remain in the building, except on business days from 8:00 a.m. to 6:00 p.m. and on Saturdays from 8:00 a.m. to 1:00 p.m. Tenant shall not have a claim against owner by reason of Owner excluding from the building any person who does not present such pass.

     11. Owner shall have the right to prohibit any advertising by any Tenant which in Owner's opinion, tends to impair the reputation of the building or its desirability as a loft building, and upon written notice from Owner, Tenant shall refrain from or discontinue such advertising.

     12. Tenant shall not bring or permit to be brought or kept in or on the demised premises, any inflammable, combustible, or explosive, or hazardous fluid, material, chemical or substance, or cause or permit any odors of cooking or other processes, or any unusual or other objectionable odors to permeate in or emanate from the demised premises.

     13. Tenant shall not use the demised premises in a manner which disturbs or interferes with other Tenants in the beneficial use of their premises.

*    RULES AND REGULATIONS WILL BE ENFORCED IN A NON-DISCRIMINATORY MANNER.

Address


Premises
================================================================================




                                       TO



================================================================================
                                STANDARD FORM OF



                                      LOFT
                          SEAL                      SEAL
                                      LEASE


                     The Real Estate Board of New York, Inc.
                      Copyright 1994. All rights Reserved.
                  Reproduction in whole or in part prohibited.
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Dated                                                                    19

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


                                                                               1

41. PROVISIONS OF RIDER

     This rider is annexed to and made a part of the printed part of this lease to which it is attached and in each instance in which the provisions of this rider shall contradict or be inconsistent with the provisions of the printed portion of this lease, as constituted without this rider, the provisions of this rider shall prevail and govern and the contradicted or inconsistent provisions of the printed portion of this lease shall be deemed amended accordingly.

42. HEAT AND ELEVATOR SERVICE

     Landlord shall provide necessary elevator service and heat, except in event of breakdown or emergency, only on business days from 8:00 a.m. to 6:00 p.m. For the purpose of this lease, legal holidays wherein Landlord will not provide heat or freight elevator service shall be deemed to be any and all holidays recognized as contract holidays by Service Employees Union, Local 32B-32J. One elevator shall be available for tenants use at all times, subject to normal maintenance, repair, breakdown, strikes and damage.

43. PIPES AND CONDUITS

     As an additional provision of Paragraph 13 of the printed form of this lease, Landlord may erect, use and maintain any pipes, conduits or other lines through the demised premises, provided such installation will not unreasonably detract from the appearance of the premises and is made in a manner and at such times so as not to unreasonably interfere with Tenant's use of the demised premises.

44. VOLATILE MATERIALS

     The Tenant nor any of Tenant's servants, employees, agents, visitors or licensees shall not bring, keep, or use in or upon the demised premises or the building of which they form a part, any solvent having a flash point below 110 F, nor shall any liquid which emits volatile vapors below the temperature of 100 F be brought, kept or used in or upon the demised premises or the building of which they form a part, except as follows:

     A. The process using such liquids shall be conducted in a room of fire resistant construction, as the same is or may hereafter be defined by the Fire Insurance Rating Organization.

     B. If more than one but not more than two gallons of such liquids are kept on the premises, they shall be stored in safety cans. If more than two but less than ten gallons of such liquids are kept on the premises, they must be stored in safety cans and kept in a cabinet constructed by Tenant in a manner approved by the Fire Insurance Rating Organization. Reasonable amounts in excess of ten gallons may be kept provided they are stored in a vault constructed by Tenant in a manner approved by said Organization.

     C. Any use or storage of such liquids shell at all times be in accordance with the requirements of the Fire Department Board of Fire Underwriters and the Fire Insurance Rating Organization.

     A breach of the aforesaid regulations shall be deemed a default of this lease under Paragraph l7 hereof.

45. LANDLORD'S EXECUTION OF LEASE

     It is specifically understood and agreed that this lease is offered to Tenant for signature by the leasing agent of the building solely in its capacity as such agent and subject to Landlord's final acceptance and approval, and that Tenant shall affix its signature hereto with the understanding that such act shall not in any way bind Landlord or its agent until such time as this lease shall have been approved and executed by Landlord and delivered to Tenant.

46. EXTERMINATION

     Tenant at its sole cost and expense shall maintain such extermination services as are necessary to keep the demised premises free of pests and vermin at all times. Landlord at its sole cost and expense will exterminate the public and core areas on a regular basis.

47. ODORS AND WASTE MATERIALS

     Tenant shall not cause or permit any unusual or objectionable odors, by-products or waste material to permeate from the demised premises. Tenant covenants that it will hold Landlord harmless against all claims, damages or causes of action for damages arising after the commencement of the term of this lease and will indemnify the Landlord for all such suits, orders or decrees and judgments entered therein, brought on account of any such

ADDITIONAL CLAUSES attached to and forming a part of lease dated November _____ ,1995 between PUBLE, N.V. and Paradigm Music Company for the fourth (4th) Floor at 67 Irving Place, New York, New York.

TO BE INITIALED BY THE LESSOR AND THE LESSEE
--------------------------------------------------------------------------------
                                    (Lessor)/s/                         (Lessee)
                                  (Landlord)                            (Tenant)
permeation from the demised premises of said unusual or objectionable odors, by-product or waste material caused by Tenant, and, in addition, Tenant covenants to pay any attorneys' fees and other legal expenses made necessary in connection with any claim or suit as aforesaid, all provided, however, that Tenant is given immediate written notice thereof with the opportunity to defend by attorneys of its designation and that Landlord cooperates in said defense.

     For the purpose of eliminating any such odors, waste material or by-products, caused by Tenant, Tenant may erect and maintain such facilities and appurtenances as may be necessary to eliminate any such odors, by-products or waste materials. All such facilities or appurtenances shall be erected at Tenant's sole cost and expense, shall be in accordance with applicable laws, orders and regulations of all governmental authorities and the New York Board of Fire Underwriters as set forth in Paragraph 6 of this lease.

REFUSE RECYCLING AND REMOVAL

     (i) Compliance by Tenant. Tenant covenants and agrees, at its sole cost and expense to comply with all present and future laws, orders and regulations of all state, federal, municipal, and local governments, departments, commissions, and boards regarding the collection, sorting, separation, and recycling of waste products, garbage, refuse and trash. Tenant or Tenants Cleaning Contractor shall sort and separate such waste products, garbage, refuse, and trash into such categories as provided by law. Each separately sorted category of waste products, garbage, refuse, and trash shall be placed in separate receptacles reasonably approved by Owner. Such separate receptacles may at Owner's option, be removed from the demised premises in accordance with a collection schedule prescribed by law.

     (ii) Owner's Rights in Event of Noncompliance. Owner reserves the right to prohibit the removal of refuse or to collect or accept from Tenant any waste products, garbage, refuse, or trash that are not separated and sorted as required by law, and to require Tenant to arrange for such collection at Tenant's sole cost and expense, utilizing a contractor satisfactory to Owner. Tenant shall pay all costs, expenses, fines, penalties, or damages that may be imposed on Owner or Tenant by reason of Tenant's failure to comply with the provisions of this article, and, at Tenant's sole cost and expense, shall indemnify, defend, and hold Owner harmless (including legal fees and expenses) from and against any actions, claims, and suits arising from such noncompliance, utilizing counsel reasonably satisfactory to Owner.

48. FLOOR LOAD

     Tenant shall not place a load upon any floor of the demised premises exceeding the floor load per square foot area which it was designed to carry and which is allowed by law. Tenant agrees to position all machines, safes, business machines, printing equipment or other mechanical equipment in such locations as to minimize noise and vibration emanating therefrom. All of such installations shall be placed and maintained by Tenant, at Tenant's sole expense, in settings sufficient to minimize noise and annoyance to other tenants in Landlord's building.

     All of such machines and/or equipment installed by Tenant in the demised premises will not at any time be in violation of existing laws affecting the demised premises nor in violation of the certificate of occupancy issued for the building of which the demised premises are a part.

49. SQUARE FOOTAGE

     The Tenant does hereby acknowledge that no representations have been made by the Landlord or anyone acting on behalf of the Landlord as to the amount of square footage in the demised premises.

50. LANDLORD'S COSTS BY TENANT'S DEFAULTS

     If Landlord, as a result of a default by Tenant of any of the provisions of this lease, after applicable notice including the covenants to pay rent and/or additional rent, makes any necessary expenditure or incurs any necessary obligations for the payment of money, including but not limited to reasonable attorney's fees, in instituting, prosecuting or defending any action or proceeding, such sums so paid or obligations so incurred with interest and costs shall be deemed to be additional rent hereunder and shall be paid by Tenant to Landlord within ten (10) days of rendition of any bill or statement to Tenant therefore, and if Tenant's lease term shall have expired at the time of making such expenditure or incurring such obligations, such sum shall be recoverable by Landlord as damages.

51. LIMITATION OF LIABILITY

                                                                               2

ADDITIONAL CLAUSES attached to and forming a part of lease dated November ____ ,1995 between PUBLE, N.V. and Paradigm Music Company for the fourth (4th) Floor at 67 Irving Place, New York, New York.


TO BE INITIALED BY THE LESSOR AND THE LESSEE
--------------------------------------------------------------------------------
                                    (Lessor)/s/                         (Lessee)
                                  (Landlord)                            (Tenant)

     Tenant agrees that the liability of Landlord under this lease and all matters pertaining to or arising out of the tenancy and the use and occupancy of the demised premises, shall be limited to Landlord's interest in the building of which the demised premises form a part, the land on which such building stands, the rents and profits therefrom and the proceeds of insurance thereon and in no event shall Tenant make any claim against or seek to impose any personal liability upon any general or limited partner of Landlord or any principal of any firm or corporation that may hereafter be or become the Landlord.

52. RENT COMMENCEMENT

     Tenant's obligation to pay rent shall commence as of December 1st, 1995.

     Notwithstanding the foregoing, provided Tenant shall not then be in default under any of the provisions of this Lease, the Annual Base Rent set forth in
Article 74 shall be abated for the first (1st) through sixth (6th) months of the term of this Lease (the "Rent Abatement Period").

     Landlord acknowledges receipt of check, subject to collection, in the sum of $5,853.33 representing first month's rent due under this lease.

53. REAL ESTATE BROKERS

     Tenant covenants, represents and warrants that Tenant has had no dealings or communications with any broker or agent other than Helmsley-Spear, Inc. ("Helmsley") and Edward S. Gordon Company ("ESG") in connection with the negotiation or consummation of this Lease, and Tenant and Landlord covenants and agrees to pay, defend, hold harmless and indemnify each other from and against any and all claims, actions, costs, expenses (including reasonable attorneys' fees) or liabilities for any compensation, commission or charges claimed by any broker or agent other than Helmsley and ESG, with respect to this Lease or the negotiation thereof. Landlord shall pay ESG such compensation commission or fee due ESG pursuant to separate agreement.

54. TENANT ACCESS TO BUILDING

     In the event the building is locked at any time, the Landlord agrees to permit the Tenant access to building and elevator and to remain in possession of the Card Access Key to the front entrance to the building, which Card Access Key shall only be placed in the hands of a responsible employee(s) of the Tenant. Tenant shall exercise due care and diligence to see that the front doors to the building are locked after each entry after normal building hours. Tenant shall have access to the demised premises at all times by whatever means the Landlord designates. Tenant agrees that Landlord will not, and shall not be obligated to furnish any services to Tenant beyond "normal building hours" outlined in article 31 of this agreement.

55. LATE CHARGE

     Tenant acknowledges that monthly rental payments are due on or before the first day of each month. Tenant shall herein be permitted to make such payments up to the tenth day of each month without penalty. If Tenant shall fail to pay all or any part of any installment of rent or additional rent for more than ten
(10) days after the same shall have become due and payable, Tenant shall pay as additional rent hereunder to Landlord a late charge of three cents ($0.03) for each dollar of the amount of such rent or additional rent which shall not have been paid to Landlord within such ten (10) days after becoming due and payable.

     The late charge payable pursuant to this Article 55 shall be (i) payable on demand and (ii) without prejudice to any of Landlord's rights and remedies hereunder at law and equity for non-payment or late payment of rent or other sums and in addition to any such rights and remedies. No failure by Landlord to insist upon the strict performance by Tenant of Tenant's obligations to pay late charges as provided in this Article 55 shall constitute a waiver by Landlord of its right to enforce the provisions of this Article 55 in any instance thereafter occurring.

     The provisions of this Article 55 shall not be construed in any way to extend the grace periods or notice periods provided for elsewhere in this Lease.

56. ELECTRICITY

     A. Tenant shall have a separate electric meter which presently exists and for which Owner shall not charge Tenant, and shall contract directly with the local utility company servicing the Building. The Tenant shall pay or cause to be paid all charges for air conditioning, electricity, light, telephone, or any other communication service used in or rendered or supplied to the Demised Premises throughout the term of this lease, and shall indemnify the Owner

                                                                               3

ADDITIONAL CLAUSES attached to and forming a part of lease dated November ____, 1995 between PUBLE, N.V. and Paradigm Music Company for the fourth (4th) Floor at 67 Irving Place, New York, New York.


TO BE INITIALED BY THE LESSOR AND THE LESSEE
--------------------------------------------------------------------------------
                                    (Lessor)/s/                         (Lessee)
                                  (Landlord)                            (Tenant)
and save it harmless against any liability or damages on such account. Tenant shall also be responsible for the payment of any deposits or similar charges, as well as any connection fee required by the utility or communication company.

     B. Tenant understands and is aware that the Consolidated Edison Company of New York, its successors or assigns, furnishes and shall furnish electric current for all purposes to the building, and to the Demised Premises, and Tenant covenants and agrees that Owner shall not be liable for any damage or for any responsibility for an on account of the failure at any time of the Consolidated Edison Company of New York to supply such electric current due to strikes, lockouts, boycotts, labor disturbances accidents, or any other cause beyond Owner's control, or by virtue of any direction, order or regulations of any Federal, State, City, County or Municipal authority.

     C. Owner reserves the right to interrupt the supply of electricity for the Demised Premises for a maximum of twenty-four hours at a time, when required by reason of accident or of repairs, alterations or improvements, until such repairs, alterations or improvements shall have been completed. In each instance where Landlord controls the scheduling of any work(s) requiring the interruption of the supply of electricity to Tenant's premises, Landlord shall use its best effort of informing Tenant of the scheduled interruption. After initial installation, Owner shall continue to replace light bulbs and tubes when requested by Tenant. In each instance when Tenant requests Landlord to replace light bulbs and tubes, the cost of such replacement light bulbs, lamps and tubes, plus the labor cost of such replacement, shall be chargeable to Tenant. Tenant upon providing Landlord with the name of the supplier/installer, and subject to Landlord's approval of same, may hire at Tenants sole cost and expense for the replacement of the identical light bulbs and tubes currently in the demised premises. Tenant agrees not to connect any additional electrical equipment of any type to the building electric distribution system, other than lamps, typewriters, and other small office machines which consume comparable amounts of electricity, without Owner's prior written consent, which consent shall not be unreasonably withheld. Any additional risers, feeders, or other equipment proper or necessary to supply Tenant's electrical requirements, upon written request of Tenant, will be installed by Owner, at the sole cost and expense of Tenant, if, in Owner's sole judgment, the same are necessary and will not cause permanent damage or injury to the building or the Demised Premises, or cause or create a dangerous or hazardous condition or entail excessive or unreasonable alterations, repair or expense or interfere with or disturb other tenants or occupants.

57. PORTER WAGE FORMULA

     Operating Escalation

     A. The amount of the Operating Adjustment, if any for the first and each subsequent Operation Year shall be determined by comparing:

          (i) The Labor Rate for the Operation Year in question with

          (ii) The Labor Rate for the Base Operation Year.

          If (i) is greater than (ii), then Tenant shall pay to Landlord as additional rent for such Operation Year an amount equal to the product obtained by multiplying 3,680 by the number of cents (including fractions thereof) by which the Labor Rate for the Operation Year in question is more than the Labor Rate for the Base Operation Year. All such payments shall be made as provided in subparagraph (B) below.

          The following terms are hereby defined to have the following meanings in this lease:

          "Labor Rate" shall mean the sum of the minimum regular hourly wage rate prescribed for porters of the building in effect on January 1 of the year in question, pursuant to the agreement with Local 32B of the Building Service Employees International Union, AFL-CIO (or any successor thereto) covering the wage rates of porters in the building, provided, however, that if there is no such agreement in effect as of January 1 prescribing such minimum regular hourly wage rate for porters, computation and payment shall thereupon be made on the basis of the minimum regular hourly wage rate being paid by the Landlord or by the Contractor performing the cleaning service for Landlord on such January 1 for said porters and appropriate retroactive adjustments shall thereafter be made when the minimum regular hourly wage rate on such January 1 pursuant to such agreement prescribing such minimum hourly wage rate for porters is finally determined, and provided further that if as of the last day of such Operation Year, no such agreement covering the January 1 occurring in such Operation Year shall have been in effect, the minimum regular hourly wage rate paid by Landlord or by the Contractor performing the cleaning service for Landlord on such January 1 for said porters shall, for all purposes hereof, be determined to be such minimum regular hourly wage rate prescribed by such agreement and in effect such January 1 and appropriate retroactive adjustments shall be made.

ADDITIONAL CLAUSES attached to and forming a part of lease dated November ____, 1995 between PUBLE, N.V. and Paradigm Music Company for the fourth (4th) Floor at 67 Irving Place, New York, New York.


TO BE INITIALED BY THE LESSOR AND THE LESSEE
--------------------------------------------------------------------------------
                                    (Lessor)/s/                         (Lessee)
                                  (Landlord)                            (Tenant)

          "Operation Year" shall mean each calendar year subsequent to the Base Operation Year in which occurs any part of the demised term; and

          "Base Operation Year" shall mean the 1996 calendar year.

     B. Every Operating Adjustment shall commence on the first day of the relevant Operation Year. After Landlord has furnished Tenant with an escalation statement relating to any Operation Year, all monthly installments of rent shall reflect one-twelfth (1/12) of the annual amount of the current Operating Adjustment until a new adjustment under this paragraph shall become effective. If, however, an escalation statement is furnished to Tenant after the commencement of an Operation Year, there shall be promptly paid by Tenant to Landlord an amount equal to the portion of the relevant adjustment allocable to the part of the Operation Year which shall have elapsed prior to the first day of the calendar month next succeeding the calendar month in which the applicable escalation statement has been furnished to Tenant. In the event the date fixed for the expiration of the demised term shall be a day other than the last day of an Operation Year and in the event of any termination of this lease or any increase or decrease in the square footage of the demised premises, then in applying the provisions of this paragraph, appropriate apportionment's shall be made. Payments shall be made pursuant to the provisions of this paragraph, notwithstanding the fact that an escalation statement is furnished to Tenant after the expiration of the demised term. No decrease in the Labor Rate shall in any way affect the obligation of Tenant to pay the fixed rent or percentage rent, if any.

58. REAL ESTATE TAX ESCALATION

          Tenant agrees to pay as additional rent nine and 54/100 percent (9.54%) of any and all increase in Real Estate Taxes above those for the June 30th, 1996/July 1st, 1997 New York City Fiscal Tax Year (hereinafter referred to as the "Base Tax Year") imposed on the land and building of which the demised premises are a part with respect to every subsequent tax year or part thereof (hereinafter referred to "Comparative Tax Year") during the term of this lease, whether any such increase results from a higher tax rate or an increase in the assessed valuation of the property, or both.

     "Real Estate Taxes" shall include any special Real Estate Tax assessment imposed for any purpose whatsoever. If due to a change in the method of taxation any franchise, income, profit, or other tax, however designated, shall be levied against Landlord's interest in the property in whole or in part for or in lieu of any tax which would otherwise constitute Real Estate Taxes, such taxes shall be included in the term "Real Estate Taxes" for purposes hereof. All such payments shall be appropriately pro-rated for any partial calendar years in which the term of this lease shall commence or expire. A copy of the Tax Bill of the City of New York shall be sufficient evidence of the amount of Real Estate Taxes.

     In the event that the real estate taxes payable for any Comparative Year shall exceed the amount of such Real Estate Taxes payable during the base tax year, Tenant shall pay to Landlord, as additional rent for such Comparative Year, an amount equal to The Percentage of the excess. Following the expiration of each Tax Year, Landlord shall submit to Tenant a statement, certified by Landlord, setting forth the Real Estate Tax Escalation due for the current Comparative Tax Year and the Payment, if any, due to Landlord from Tenant for such Comparative Tax Year. The rendition of such statement to Tenant together with a copy of the Tax Bill shall constitute prima facie proof of the accuracy thereof and, if such statement shows a payment due from Tenant to Landlord with respect to such current Comparative Tax Year then (i) Tenant shall make payment of any unpaid portion thereof within ten (10) days after receipt of such statement; and (ii) Tenant shall also pay to Landlord, as additional rent, within ten (10) days after receipt of such statement, an amount equal to the product obtained by multiplying the total Payment for the current Comparative Tax Year by a fraction, the denominator of which shall be 12 and the numerator of which shall be the number of months of the current Comparative Year which shall have elapsed prior to the first day of the month immediately following the rendition of such statement; and (iii) Tenant shall also pay to Landlord, as additional rent, commencing as of the first day of the month immediately following the rendition of such statement and on the first day of each month thereafter until a new statement is rendered, 1/12th of the total Payment for the current Comparative Tax Year. The aforesaid monthly payments based on line total Payment for the current Comparative Tax Year may be adjusted to reflect, if Landlord can reasonably so estimate, known increases in rates, for the subsequent Comparative Tax Year, whenever such increases become known during such current Comparative Tax Year. The payments required to be made under (ii) and (iii) above shall be credited toward the Payment due from

ADDITIONAL CLAUSES attached to and forming a part of lease dated November ____ ,1995 between PUBLE, N.V. and Paradigm Music Company for the fourth (4th) Floor at 67 Irving Place, New York, New York.

TO BE INITIALED BY THE LESSOR AND THE LESSEE
--------------------------------------------------------------------------------
                                    (Lessor) /s/                        (Lessee)
                                  (Landlord)                            (Tenant)

Tenant for the subsequent Comparative Year, subject to adjustment as and when the statement for such subsequent Comparative Tax Year is rendered by Landlord.

     Only Landlord shall be eligible to institute tax reduction or other proceeding to reduce the assessed valuation of the land and building. Should Landlord be successful in any such reduction proceedings and obtain a rebate for periods during which Tenant has paid its share of increases, Landlord shall after deducting its expenses, including without limitation, reasonable attorney's fees and disbursement in connection therewith, return to Tenant its pro-rata share of such rebate except that Tenant may not obtain any portion of the benefits which may accrue to Landlord from any reduction in Real Estate Taxes for any year below those imposed in the Base Tax Year.

59. SECURITY

     Tenant has deposited with Landlord the sum of $17,799.99 as security for the faithful performance and observance by Tenant of the terms, provisions and conditions of this lease. It is agreed that in the event Tenant defaults in respect of any of the terms, provisions and conditions of this lease, including but not limited to, the payment of rent and additional rent, after notice Landlord may use, apply or retain the whole or any part of the security so deposited to the extent required for the payment of any rent or additional rent or any other sum which Landlord may expend or may be required to expend by reason of Tenant's default in respect of any of the terms, covenants and conditions of this lease, including but not limited to, any damages or deficiency in the reletting of the premises, whether such damages or deficiency accrued before or after summary proceedings or other re-entry by Landlord. In the event that Tenant shall fully and faithfully comply with all of the terms, provisions, covenants and conditions of this lease, the security shall be returned to Tenant after the date fixed as the end of the Lease and after delivery of entire possession of the demised premises to Landlord. In the event of a sale of the land and building or leasing of the building, of which the demised premises form a part, Landlord shall have the right to transfer the security to the vendee or lessee and Landlord shall thereupon be released by Tenant from all liability for the return of such security; and Tenant agrees to look to the new Landlord solely for the return of said security; and it is agreed that the provisions hereof shall apply to every transfer or assignment made of the security to a new Landlord. Tenant further covenants that it will not assign or encumber or attempt to assign or encumber the monies deposited herein as security and that neither Landlord nor its successors or assigns shall be bound by any such assignment, encumbrance, attempted assignment or attempted encumbrance.

     All interest and/or dividends, if any, accruing on the security deposited, whether in cash or otherwise as aforesaid, shall remain Tenant's property (less standard management charge of 1%) and, provided Tenant is not in default in the performance of the terms, conditions and covenants of this lease, shall be paid to Tenant after each calendar year during the term, provided, however, that Tenant shall make written demand therefor no late than January 31st in each year.

60. LANDLORD'S WORK

     Tenant has examined the Demised Premises and agrees to accept the same in their condition and state of repair existing as of the date hereof subject to normal wear and tear and to the removal therefrom of the property, if any, of the existing tenant or occupants thereof, and understands and agrees that Landlord shall not be required to perform any work, supply any materials or incur any expense to prepare the demised premises for Tenant's occupancy, except for removal of any furniture designated by Tenant, deliver the air-conditioning in working order and broom clean the premises. Landlord shall have up to and including Friday December 15th, 1995 to remove any furniture designated by Tenant. In the event Landlord is unable to remove said furniture on or before December 15th, 1995, Landlord shall abate the base rent of Tenant on a day-for-day basis (by example, for every day the furniture remains in the demised premises, Tenant will receive one day of free rent), up to and including December 31st, 1995. After December 31st, 1995 Tenants sole remedy for Landlords failure to remove said furniture is for Tenant to directly arrange for removal of said furniture. Tenant agrees to cooperate fully with Landlord for Landlord to accomplish the removal of said furniture.

61. SUBLETTING AND ASSIGNMENT

     A. Supplementing Article 11 hereof, if Tenant requests Landlord's consent to the subletting of the Demised Premises, it shall submit to Landlord in writing, by registered or certified mail, the following information:

     1. The name of the proposed subtenant;

     2. The terms and conditions of the proposed subletting;

     3. The nature and character of the business of the proposed subtenant;

ADDITIONAL CLAUSES attached to and forming a part of lease dated November ____,1995 between PUBLE, N.V. and Paradigm Music Company for the fourth (4th) Floor at 67 Irving Place, New York, New York.


TO BE INITIALED BY THE LESSOR AND THE LESSEE
--------------------------------------------------------------------------------
                                    (Lessor)/s/                         (Lessee)
                                  (Landlord)                            (Tenant)

     4. Banking, financial, and other credit information relating to the proposed subtenant reasonably sufficient to enable Landlord to determine the financial responsibility of said proposed subtenant.


     Upon receipt of such request from Tenant, Landlord shall have an option, to be exercised in writing within forty-five (45) days thereafter, to terminate the lease effective on a date (the Termination Date) set forth in Landlord's notice of termination, which shall not be less than thirty (30) days nor more than one hundred and twenty (120) days following the service upon Tenant of Landlord's notice of termination.

     In the event Landlord shall exercise such option to terminate the lease, this lease shall expire on the Termination Date as if that date had been originally fixed as the expiration date of the term herein granted and Tenant shall surrender possession of the entire Demised Premises on the Termination Date in accordance with the provisions of this lease.

     Landlord's option to terminate this lease shall not be exercised where Tenant's request to sublet a portion of premises does not exceed 25% of demised premises, provided that proposed subtenant is in a similar or related field.

     B. If Landlord shall not exercise its option within the period aforesaid then Landlord's consent to such request shall not be unreasonably withheld or delayed, but only on condition:

     (i) That the subletting shall be to a Tenant whose occupancy will be in keeping with the dignity and character of the then use and occupancy of the building by other Tenants and whose occupancy will not be more objectionable or more hazardous than that of Tenant herein. In no event shall any subletting be permitted to a school, medical clinic, or counseling facility of any kind; an employment or placement agency; or governmental or quasi-governmental agency;

     (ii) That the subletting shall not be to any Tenant, subtenant or assignee of any premises in the building of which the Demised Premises form a part;

     (iii) That the subletting shall not be marketed and/or represented at a lower rental rate than that being charged by Landlord at the time for similar space in the building;

     (iv) That the sublease will expressly prohibit assignment of the sublease or further subletting by the subtenant without Landlord's written consent.

     The consent by Landlord to a subletting shall not relieve Tenant from obtaining the express consent in writing of Landlord to any further subletting.

     C. Anything herein contained to the contrary notwithstanding, but without releasing Tenant from its obligations for full performance hereunder, Tenant shall have the right, without the consent of Landlord, to assign or sublet all or any part of the Demised Premises to one or more controlled subsidiary or affiliated companies, or to a parent company (existing or future), and Tenant shall have the right to permit the Demised Premises or any part thereof to be used by any controlled subsidiary or affiliated and/or parent companies, provided that a duplicate original of the assignment or sublease shall be delivered to Landlord within seven (7) days after execution, and provided that such assignment or sublease shall permit only such use and occupancy as is permitted under this lease.

     Further, Tenant may assign this lease in its entirety without the consent of Landlord to any successor corporation (by consolidation or merger or sale of substantially all of its assets) provided the assets and consolidated net worth of such successor corporation and its consolidated subsidiaries, determined in accordance with generally accepted accounting principles on a pro-forma basis from the then most recent audited (by independent certified public accountants) balance sheets of all corporations which shall have been merged or consolidated with or into such successor corporation, shall not be materially less than the assets and consolidated net worth of Tenant and its consolidated subsidiaries as shown by Tenant's most recent audited (by independent certified public accountants) balance sheet, provided that Tenant shall have delivered to Landlord an agreement on the part of such successor corporation whereby such successor corporation agrees to assume, and does assume, all of the obligations and duties on the part of the Tenant to be performed hereunder.

62. INSURANCE

     A. Tenant agrees, throughout the term of this lease for the benefit of both Landlord and Tenant as named assured, to maintain insurance against loss or damage by fire and such other risks and hazards as are insurable under present and future standard forms of fire and extended coverage insurance policies, to the personal property,

ADDITIONAL CLAUSES attached to and forming a part of lease dated November _____, 1995 between PUBLE, N.V. and Paradigm Music Company for the fourth (4th) Floor at 67 Irving Place, New York, New York.


TO BE INITIALED BY THE LESSOR AND THE LESSEE
--------------------------------------------------------------------------------
                                    (Lessor)/s/                         (Lessee)
                                  (Landlord)                            (Tenant)
furniture, furnishings and fixtures belonging to Tenant located in the demised premises for the actual cash value thereof less depreciation with New York standard insurance company clauses for not less than 80% of the actual cash value thereof. The policy shall provide that not less than ten (10) days prior to the expiration of any policy or policies, evidence of the renewal period, or policies, or a new certificate, together with evidence of payments of premiums for the renewal period, or insurance policy, as the case may be, shall be delivered to Landlord. Such insurance shall further contain an agreement on the part of the insurance company not to cancel such policy or coverage or change the coverage without ten (10) day's prior written notice to Landlord. In the event of the occurrence of any fire or other casualty insured against by Tenant's policy, Landlord at the time of the occurrence of any such event, when called upon to do so by Tenant, will, by appropriate written instrument, assign to Tenant all of Landlord's right, title and interest in and to such insurance proceeds. Upon receipt by Tenant of such insurance proceeds, Tenant agrees to accept such payment in full for any loss or damage to its property and not to make any claim against or seek to recover from Landlord any other sum for such loss or damage, whether or not the loss or damage was due to the carelessness of Landlord or its servants, agents or employees. Upon the occurrence of any casualty insured against, Tenant shall have full authority to, and shall take all necessary measures to negotiate, compromise or adjust any loss under Tenant's policy.

     B. During the term of this lease, the Tenant, at its own cost and expense:

     (i) shall provide and keep in force for the benefit of the Landlord and Tenant, a comprehensive general public liability policy, written by good and solvent insurance companies satisfactory to Landlord and in standard form protecting Landlord and Landlord's agent as additional insureds and Tenant against any and all liability, occasioned by any occurrence on or about the Demised Premises or any appurtenances thereto, in the amount of not less than $3,500,000.00 in respect of any one accident or disaster, and in the amount of not less than $1,000,000.00 in respect of injuries to or death of any one person, and in the amount of not less than $500,000.00 in respect of destruction or damage to property. Such policies shall cover the demised premises, and all such policies with receipts evidencing payment of premium shall be delivered to and held by Landlord.

     (ii) Provide and keep in force sprinkler leakage insurance which shall be in amounts sufficient to cover the value of Tenant's merchandise and fixtures.

     C. Tenant shall save Landlord harmless and indemnify it from and against all injury, loss, claims or damage to any person or property while on the demised premises arising out of use or occupancy of the demised premises by Tenant and from and against all injury, loss, claim or damage to any person or property anywhere occasioned by any act, neglect or default of Tenant.

     D. Tenant shall provide, or cause to be provided, Workmen's Compensation Insurance covering all persons employed in connection with the performance of work upon, in or about the demised premises.

     E. All such insurance shall be effected in standard form under valid, enforceable policies issued by insurers of recognized responsibility and licensed to do business in the State of New York and shall, except in the case of Workmen's Compensation Insurance, name Landlord and Tenant as the insureds as their respective interests may appear. Certificates of such insurance shall be delivered to Landlord from time to time during the term of this lease at least ten (10) days prior to the expiration date of the previous policy together with certificates evidencing the renewal of such policy with satisfactory evidence of payment of the premium on such policy. To the extent obtainable, all such policies shall contain agreements by the insurers that (i) such policies shall not be canceled except upon ten (10) days prior written notice to each named insured and (ii) the coverage afforded thereby shall not be affected by the performance of any work upon, in or about the demised premises. Nothing in this Paragraph shall prevent Tenant from taking out such insurance under a blanket insurance policy, or policies, which also can cover other properties, or parts thereof, owned, leased or operated by Tenant as well as the demised premises.

     The Tenant agrees to pay all premiums and charges for such insurance, and in the event of its failure to make any such payment when due, or in the event of its failure to provide such insurance or renewal thereof, the Landlord may procure the same and/or pay the premium thereon (but in no event shall be obligated so to do), and the Tenant agrees to pay such premiums to the Landlord upon demand, and the same shall be deemed to be, and be, paid as additional rent for said premises.

63. CERTIFICATES BY TENANT

     At any time and from time to time, Tenant, for the benefit of Landlord and the lessor under any ground lease or underlying lease or the holder of any leasehold mortgage affecting any ground lease or underlying lease, or of any fee mortgage covering the land or the land and building containing the demised premises, on at least ten (10) days

                                                                               8

ADDITIONAL CLAUSES attached to and forming a part of lease dated November ____, 1995 between PUBLE, N.V. and Paradigm Music Company for the fourth (4th) Floor at 67 Irving Place, New York, New York.


TO BE INITIALED BY THE LESSOR AND THE LESSEE
--------------------------------------------------------------------------------

                                  (Landlord)                            (Tenant)

                                                                               9
prior written request by Landlord, will deliver to Landlord a statement, certifying that this lease is not modified and is in full force and effect (or if there shall have been modifications that the same is in full force and effect as modified and stating the modifications), the commencement and expiration dates hereof, the dates to which the fixed rent, additional rent and other charges have been paid, and whether or not, to the best knowledge of the signer of such statement, there are any then existing defaults on the part of either Landlord or Tenant in the performance of the terms, covenants and conditions of this lease, and if so, specifying the default of which the signer of such statement has knowledge. Landlord shall be limited to two requests per twelve month period throughout the term hereof. Tenant shall have the right to request a reference letter from Landlord on two occasions per twelve month period throughout the term hereof.

64. TENANT'S ALTERATIONS

     Supplementing Article 3 of this lease, Landlord's consent shall not be required for minor changes such as painting and installation of cabinets and shelves. If Tenant desires to perform any other renovations, decorations, additions, installations, improvements and/or alterations whose cost is in excess of $2,500 in the premises during the term of this lease (hereinafter called "Tenant's Work"), it will deliver to Landlord plans and specifications therefor for Landlord's prior prompt written approval (not to be unreasonably withheld if Tenant's Work will not change the character of Landlord's building standard installations or reduce the value of the demised premises below that immediately before the performance of Tenant's Work). If Landlord shall approve the plans and specifications for Tenant's Work, Tenant shall, before commencement thereof:

     A. Obtain the necessary consents, authorizations and licenses from all federal, state and/or municipal authorities having jurisdiction over such work;

     B. Furnish to Landlord a copy of the contract made by Tenant with the contractor and/or, other person or persons who will perform Tenant's Work, which contract will provide, among other things,

     (i) that the work will be done in accordance with the approved plans and specifications and the consents, authorizations and licenses obtained;

     (ii) that the contractor or other persons performing the work will look solely to Tenant for payment and will hold Landlord and the demised premises and the building containing the demised premises free from all liens and claims of all persons furnishing labor or materials therefor, or both;

     (iii) that similar waivers of the right to file Mechanic's Liens shall be obtained from all subcontractors and materialmen;

     C. Furnish to the Landlord a certificate or certificates of Workmen's Compensation Insurance covering all persons who will perform Tenant's Work for Tenant or any contractor, subcontractor or other person.

     D. Furnish to Landlord an original Policy of Public Liability Insurance covering Landlord in limits of five hundred thousand ($500,000) dollars for injuries or damages to any one person and one million ($1,000,000) dollars in any one accident or disaster and two hundred and fifty thousand ($250,000) dollars with respect to property damage, in a company approved by Landlord. Such policy shall provide that no cancellation shall be effective unless ten (10) days prior written notice has been given to Landlord.

     Tenant agrees to indemnify and save Landlord harmless from and against any and all bills for labor performed and equipment, fixtures and materials furnished to Tenant and from and against any and all liens, bills or claims therefor or against the demised premises or the building containing the same from and against all losses, damages, costs, expenses, suits and claims whatsoever in connection with Tenant's Work. The cost of Tenant's Work shall be paid for in cash or its equivalent, so that the demised premises and the building containing the same shall at all times be free of liens for labor and materials supplied or claimed to have been supplied.

     If the performance of Tenant's Work shall unnecessarily and/or unreasonably interfere with the comfort and/or convenience of other tenants in the building or shall cause damage to or otherwise unnecessarily and/or unreasonably interfere with the occupancy of adjacent buildings, Tenant shall upon Landlord's demand remedy or remove the condition or conditions complained of. Tenant further covenants and agrees to indemnify and save Landlord harmless from and against any and all claims, losses, damages, costs, expenses, suits and demands whatsoever made or asserted against Landlord by reason of the foregoing.

65. NO ORAL AGREEMENTS NO OTHER REPRESENTATIONS

                                                                               9

ADDITIONAL CLAUSES attached to and forming a part of lease dated November __, 1995 between PUBLE, N.V. and Paradigm Music Company for the fourth (4th) Floor at 67 Irving Place, New York, New York.


TO BE INITIALED BY THE LESSOR AND THE LESSEE
--------------------------------------------------------------------------------
                                    (Lessor)/s/                         (Lessee)
                                  (Landlord)                            (Tenant)

     This lease together with riders attached, contains the complete agreement between Landlord and Tenant in its entirety with respect to the premises leased herein, and cannot be changed, modified or terminated orally. There are no representations, arrangements or understandings oral or written, between Landlord and Tenant up to the date of this lease, which are not fully contained herein.

     Tenant expressly acknowledges and agrees that Landlord has not made and is not making, and Tenant in executing and delivering this Lease, is not relying upon, any warranties, representations, promises or statement except to the extent that the same are expressly set forth in this Lease or in any other written agreement which may be made between the parties concurrently with the execution and delivery of this Lease and shall expressly refer to this Lease. This Lease and said other written agreement(s) made concurrently herewith, if any, are hereinafter referred to as the "Lease Documents." It is understood and agreed that all understandings and agreements heretofore had between the parties are merged in the Lease Documents, which alone fully and completely express their agreement, and that the same are entered into after full investigation, neither party relying upon any statement or representation not embodied in the Lease Documents, made by the other.

     If any of the provisions of this Lease, or the application thereof or any person or circumstances, shall, to any extent, be invalid or unenforceable, the remainder of this Lease, or the application of said provision or provisions to persons or circumstances other than those as to whom or which it is held invalid or unenforceable, shall not be affected thereby, and every provision of this Lease shall be valid and enforceable to the fullest extent permitted by law.

     This Lease shall be governed in all respects by the laws of the State of New York.

66. NOTICES

     Any notice or other communication relative to this lease shall be in writing and shall be considered given three (3) days after having been mailed by registered or certified mail, return receipt requested, to the respective party at its address herein set forth as at such other address as either party may designate by notice given in accordance with this paragraph. All payments of rent or additional rents due under this lease shall be mailed in accordance with this paragraph, by regular mail or delivered by hand as Landlord may designate.

67. LOBBY ATTENDANT

     For the purpose of maintaining a Lobby Attendant service in the two passenger lobbies of the building, if such service is provided, Tenant agrees to pay its proportionate share of nine and 54/100 percent (9. 54%) of total cost of maintaining such guard service, if provided. This sum shall be payable as additional rent due under this lease. As the cost of maintaining such Lobby Attendant shall increase or decrease, so shall the above mentioned charge be adjusted proportionate to the increase or decrease in the total cost of maintaining such Lobby Attendant service. This article 67 shall only be operative and effective in the event 51% of all Tenants occupying space in 67 Irving Place request Landlord to arrange for a Lobby Guard to be stationed in the Lobby (s).

68. ADDENDA TO ARTICLE 6 - REQUIREMENTS TO LAW

     In conformity with this Article 68, Tenant agrees that it will comply with all state, local and federal laws and codes, including but not limited to the Americans with Disabilities Act ("ADA") resulting from tenants alterations or use and occupancy within the Demised Premises.

69. NO RESIDENTIAL USE

                                                                              10

ADDITIONAL CLAUSES attached to and forming a part of lease dated November __, 1995 between PUBLE, N.V. and Paradigm Music Company for the fourth (4th) Floor at 67 Irving Place, New York, New York.


TO BE INITIALED BY THE LESSOR AND THE LESSEE
--------------------------------------------------------------------------------
                                    (Lessor)/s/                         (Lessee)
                                  (Landlord)                            (Tenant)

     The demised premises have been leased to Tenant for commercial purposes only. Under no circumstances shall Tenant at any time use the demised premises for any residential purpose. Any breach of this article shall be deemed to be a material default pursuant to Article 17 of this lease.

70. POSSESSION

     Notwithstanding any provisions to the contrary contained within this lease, Tenant may take immediate possession of the demised premises upon execution and delivery of this Lease. Tenant shall be responsible for electric charges in demised premises effective immediately upon execution of this lease. Tenant's taking possession of the demised premises shall be conclusive evidence that the demised premises and the Building were in good and satisfactory condition at the time such possession was so taken.

71. EFFECT OF GOVERNMENTAL LIMITATION ON RENTS AND OTHER CHARGES

     If any law, decision, order, rule or regulation (collectively called "Limiting Law) of any governmental authority shall have the effect of limiting for any period of time the amount of Rent or other amounts payable by Tenant to any amount less than the amount required by this Lease, then:

     A. Throughout the period of limitation, Tenant shall remain liable for the maximum amount of Rent and other amounts which are legally payable; and

     B. When the period of limitation ends, or if the Limiting Law is repealed, or following any order or ruling that substantially restrains or prohibits enforcement of the Limiting Law, Tenant shall pay to Landlord, on demand (to the extent that payment of such amounts is not prohibited by law), all amounts that would have been due from Tenant to Landlord during the period of limitation but which were not paid because of the Limiting Law; and thereafter Tenant shall pay to Landlord Rent and all other amounts due pursuant to this Lease, all calculated as though there had been no intervening period of limitation.

72. ENTRANCE DOORS AND BUILDING DIRECTORY

     Any signage, tenant identification, and/or room number displayed or locks, doorknobs, mail slots, or other hardware installed on, or adjacent to, any entrance door of demised premises facing the common hallway shall conform to the building standard.

     Tenant shall purchase and install such sign(s) or hardware, at Tenant's own cost and expense only after receiving Landlord's prior written consent to such installation.

     Listing of the name of the Tenant and/or Tenant's Trade Name on the directory board of the Building shall be done by Landlord at its own expense, but listings of any names other than the Tenant itself, shall be at the expense of the Tenant. Notwithstanding the foregoing, Tenant may not exceed its apportioned share of spaces on the directory of the Building.

73. LANDLORD'S APPROVALS

     Whenever Tenant shall submit to Landlord any plan, agreement or other document for Landlord consent or approval, and Landlord shall require the expert opinion of Landlord's counsel or architect as to the form or substance thereof, Tenant agrees to pay the reasonable fee of such architect and/or counsel for reviewing the said plan, agreement or document. 6 month ext.

74. ANNUAL RENT

     From the period December 1st, 1995 through and including November 30th, 2000 rental payments shall be Seventy Thousand ($70,000.00) Dollars per annum, payable in monthly installments of $5,833.33.

75. HOLDING OVER

     If Tenant holds over in possession after the expiration or sooner termination of the original term or of any extended term of this lease, such holding over shall not be deemed to extend the term or renew the lease, but such holding over hereafter shall continue upon the covenants and conditions herein set forth except that the charge for use and occupancy of such holding over for each calendar month or part there (even if such part shall be a small fraction of a calendar month) shall be the sum of:

                                                                              11

ADDITIONAL CLAUSES attached to and forming a part of lease dated November __, 1995 between PUBLE, N.V. and Paradigm Music Company for the fourth (4th) Floor at 67 Irving Place, New York, New York.


TO BE INITIALED BY THE LESSOR AND THE LESSEE
--------------------------------------------------------------------------------
                                    (Lessor)/s/                         (Lessee)
                                  (Landlord)                            (Tenant)

     a. 1/12 of the highest annual rent rate set forth on page one of this lease times 2.0 plus

     c. 1/12 of all other items of annual additional rental, which annual additional rental would have been payable pursuant to this lease had lease not expired, plus

     d. those other items of additional rent (not annual additional rent) which would have been payable monthly pursuant to this lease, had this lease not expired, which total sum Tenant agrees to pay to Landlord promptly upon demand, in full, without set-off or deduction. Neither the billing nor the collection of use and occupancy in the above amount shall be deemed a waiver of any right of landlord to collect damages for Tenant's failure to vacate the demised premised after the expiration or sooner termination of this lease. The aforesaid provisions of this Article shall survive the expiration or sooner termination of this Lease.

76. CASUALTY DAMAGE

     Anything in Article 9 to the contrary notwithstanding, in the event of damage or destruction to the demised premises by fire or other casualty (collectively, "Casualty"), if the demised premises cannot be restored to substantially their condition immediately prior to the Casualty within nine (9) months after the occurrence of the Casualty or are not so restored within such nine (9) month period or if Landlord shall not have commenced the restoration work four (4) months after the occurrence of the Casualty Tenant may terminate the Lease, by notice sent to Landlord within thirty (30) days of the expiration of such nine (9) month period or of the four (4) month period if Landlord shall not have commenced the restoration work, whichever is earlier, in which event, the Lease shall terminated as of the date in such notice, Fixed Rent and other amounts payable under this Lease shall be apportioned as of such date and the parties shall have no liability for subsequently accruing obligations hereunder.

77. AIR CONDITIONING

     If the premises are equipped with a package air conditioning system servicing the area, Landlord at its sole cost at the inception of the lease term, agrees to deliver such air conditioning system in good working order. Tenant herein agrees that the payment for cost of electric power consumed by the air conditioning system shall be the responsibility of the Tenant. Tenant shall, at its option at the inception of this lease, have an inspection of the air conditioning system performed by an air conditioning service firm to be approved by Landlord, and Landlord agrees to comply with all reasonable recommendations of Tenant's air conditioning inspector. Tenant herein agrees that the payment for cost of electric power consumed by the air conditioning system shall be the responsibility of the Tenant.

     During the time of this lease, the air conditioning shall be owned by the Landlord and shall be surrendered to the Landlord at the expiration of the demised term in good working condition, reasonable wear and tear expected. Throughout the term of this Lease, Tenant shall operate and maintain the air conditioning at its own cost and expense pursuant to a maintenance contract acceptable to Landlord.

     Notwithstanding the foregoing, Tenant shall have up to April 30th, 1996 to test and request corrections to the air conditioning equipment from Landlord. Provided however, that any correction and/or repair to the air conditioning equipment are not a result of any abuse and negligence of Tenant, Tenant's employees and/or Tenant's invitees.

78. SATELLITE ANTENNA/DISH

     Tenant shall have the right to install, in a location in or near the demised premises, reasonably acceptable to Landlord on the Building, and continuously operate a microwave satellite dish and/or antenna and communications equipment necessary or reasonably desirable to Tenant (collectively, the "Antenna Equipment") including, without limitation the right to interconnect the Antenna Equipment with Tenant's equipment located in the Demised Premises. The space used for the Antenna Equipment shall not exceed the minimum space necessary for a satellite dish and/or antenna of three (3) feet in diameter. Prior to its installation Tenant shall cause the point of installation on the Building to be surveyed to determine the actual size and site of the Antenna Equipment and maximum weight thereof and Tenant shall submit plans and specifications to Landlord for review and approval, which approval shall not be unreasonably withheld or delayed. Tenant shall be solely responsible for the cost of installation, operation, and maintenance of the Antenna Equipment. Tenant will install and operate the Antenna Equipment in accordance with all federal, state and local regulations and the Rules and Regulations of the Building. Tenant, at Tenant's sole cost and expense, shall install the Antenna Equipment, wires, conduits, and appurtenant facilities on the Building subject at all times to the rights of Landlord and other Tenants and the Rules and Regulations and subject further to the

ADDITIONAL CLAUSES attached to and forming a part of lease dated November __, 1995 between PUBLE, N.V. and Paradigm Music Company for the fourth (4th) Floor at 67 Irving Place, New York, New York.


TO BE INITIALED BY THE LESSOR AND THE LESSEE
--------------------------------------------------------------------------------
                                    (Lessor)/s/                         (Lessee)
                                  (Landlord)                            (Tenant)
conditions that such wires, conduits and appurtenant facilities shall not adversely affect the Building Systems, such as HVAC, elevator, elevator controllers, fire and life safety electronic systems, electrical and other systems. In the event Tenants Antenna Equipment interferes in any way with any Building System and/or other Tenants, Tenant shall immediately cease operating Tenant's Antenna Equipment and shall remove the Antenna Equipment, all at Tenant's sole cost and expense. In addition, Tenant shall be responsible for obtaining any permits and licenses required to install and operate the Antenna Equipment forwarding a copy(s) of any permits and/or licenses to Landlord.

     The Tenant's right to place the Antenna Equipment on the Building and to operate the Antenna Equipment shall automatically terminate without notice upon the expiration or earlier termination of this Lease. The Antenna Equipment (and all wires, conduits and appurtenant facilities) shall be treated as Tenant's Property, and shall be removed by the Tenant at Tenant's sole cost and expense and the point of installation on the Building restored to its pre-existing condition.

                                                                             13

ADDITIONAL CLAUSES attached to and forming a part of lease dated November __, 1995 between PUBLE, N.V. and Paradigm Music Company for the fourth (4th) Floor at 67 Irving Place, New York, New York.


TO BE INITIALED BY THE LESSOR AND THE LESSEE
--------------------------------------------------------------------------------
                                    (Lessor)/s/                         (Lessee)
                                  (Landlord)                            (Tenant)

                                                                     EXHIBIT "A"


                   [FLOOR PLAN OF 67 IRVING PLACE, 4th Floor]



ALL INFORMATION FURNISHED IS FROM SOURCES DEEMED RELIABLE AND IS SUBMITTED SUBJECT TO ERRORS, OMISSIONS, CHANGES.


                                67 IRVING PLACE
                                   4TH FLOOR


CROSS HATCHED AREA SHOWS APPROXIMATE AREA OF DEMISED PREMISES. ALL DIMENSIONS ARE APPROXIMATE AND SUBJECT TO CHANGE. DO NOT SCALE.

                                   EXHIBIT "B"
                               (Page one of two)
B FORM 54 Rev. 8/85
                              THE CITY OF NEW YORK
[SEAL]                       DEPARTMENT OF BUILDINGS  ALT 1429/89

                            CERTIFICATE OF OCCUPANCY   AMENDED

BOROUGH  MANHATTAN             DATE: SEP 09 1993            NO. 103662
          AMENDED

This certificate C.O. NO  72301                          ZONING DISTRICT  R-8

THIS CERTIFIES that the altered  building -- premises located at 67 IRVING PLACE
N.W.C. OF IRVING PLACE & EAST 18TH                Block 874           Lot 17

CONFORMS SUBSTANTIALLY TO THE APPROVED PLANS AND SPECIFICATIONS AND TO THE REQUIREMENTS OF ALL APPLICABLE LAWS, RULES, AND REGULATIONS FOR THE USES AND OCCUPANCIES SPECIFIED HEREIN.


STREET

                                                    PERMISSIBLE USE AND OCCUPANCY
====================================================================================================================================
               LIVE LOAD      MAXIMUM        ZONING        BUILDING                   BUILDING
STORY          LBS. PER       NO. OF        DWELLING         CODE        ZONING         CODE               DESCRIPTION OF USE
               SQ. FT.        PERSONS      OR ROOMING      HABITABLE    USE GROUP    OCCUPANCY
                             PERMITTED        UNITS          ROOMS                     GROUP
====================================================================================================================================
CELLAR           OG              3                                                                         STORAGE AND BOILER ROOM

1ST FLOOR        120            30                                         6                               OFFICES

2ND TO           120            30                                         6                               OFFICES ON EACH
4TH FLOORS      each          each                                                                         FLOOR

5TH FLOOR        120            30                                         6                               OFFICES

6TH TO           120            30                                         6                               OFFICES ON EACH
11TH            each          each                                                                         FLOOR
FLOORS

12TH FLOOR       120            30                                         6                               OFFICES


                                                                 COMMERCIAL OLD
                                                                 CODE




====================================================================================================================================

--------------------------------------------------------------------------------
THIS CERTIFICATE OF OCCUPANCY MUST BE POSTED WITHIN THE BUILDING IN ACCORDANCE WITH THE RULES OF THE DEPARTMENT PROMULGATED MARCH 31ST, 1967.
--------------------------------------------------------------------------------

OPEN SPACE USES_________________________________________________________________
                  (SPECIFY--PARKING SPACES, LOADING BERTHS, OTHER USES, NONE)

================================================================================

M.C.                NO CHANGES OF USE OR OCCUPANCY SHALL BE MADE UNLESS
                     A NEW AMENDED CERTIFICATE OF OCCUPANCY IS OBTAINED

THIS CERTIFICATE OF OCCUPANCY IS ISSUED SUBJECT TO FURTHER LIMITATIONS, CONDITIONS AND SPECIFICATIONS NOTED ON THE REVERSE SIDE.

/S/                                               /S/
--------------------------------------------------------------------------------
     BOROUGH SUPERINTENDENT                               COMMISSIONER


|X|  ORIGINAL            |_| OFFICE COPY-DEPARTMENT OF BUILDINGS      |_| COPY

                                   EXHIBIT "B"
                               (Page two of two)

THAT THE ZONING LOT ON WHICH THE PREMISES IS LOCATED IS BOUNDED AS FOLLOWS:

BEGINNING at the point on the  WEST               side of  IRVING PLACE
distant  23         NORTH  feet from the corner formed by the intersection of

               IRVING PLACE             and             EAST 18TH STREET

running thence......................  feet; thence ...................... feet;

thence         NORTH 46               feet; thence          WEST 85.5     feet;

thence         SOUTH 46               feet; thence          EAST 85.5     feet;

thence..............................  feet; thence ...................... feet;

to the point or place of beginning.

XXX or ALT. No. 1429/89 DATE OF COMPLETION 9/4/93 CONSTRUCTION CLASSIFICATION CLASS 1 FIREPROOF

BUILDING OCCUPANCY
GROUP CLASSIFICATION           HEIGHT              STORIES        FEET

COMMERCIAL                              12                        144'-0"

THE FOLLOWING FIRE DETECTION AND EXTINGUISHING SYSTEMS ARE REQUIRED AND WERE INSTALLED IN COMPLIANCE WITH APPLICABLE LAWS.

------------------------------------------------------------------------------------------------------------------------------------
                                                           YES       NO                                                 YES       NO
------------------------------------------------------------------------------------------------------------------------------------
STANDPIPE SYSTEM                                                                AUTOMATIC SPRINKLER SYSTEM
------------------------------------------------------------------------------------------------------------------------------------
YARD HYDRANT SYSTEM
--------------------------------------------------------------------------------
STANDPIPE FIRE TELEPHONE AND
SIGNALLING SYSTEM
--------------------------------------------------------------------------------
SMOKE DETECTOR
--------------------------------------------------------------------------------
FIRE ALARM AND SIGNAL SYSTEM
--------------------------------------------------------------------------------



     STORM DRAINAGE DISCHARGES INTO:
A)   STORM SEWER |_|            B) COMBINED SEWER |_|     C) PRIVATE SEWAGE
                                                             DISPOSAL SYSTEM |_|

     SANITARY DRAINAGE DISCHARGES INTO:
A)   SANITARY SEWER |_|         B) COMBINED SEWER |_|     C) PRIVATE SEWAGE
                                                             DISPOSAL SYSTEM |_|





LIMITATIONS OR RESTRICTIONS:

     BOARD OF STANDARDS AND APPEALS CAL. NO. ___________________________________
     CITY PLANNING COMMISSION CAL. NO. _________________________________________
     OTHERS: